INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust
Global Strategist Portfolio

Summary Prospectus
July 16, 2012

Class:	I	Ticker Symbol:	MPBAX
	P		MBAAX
	H		MSBHX
	L		MSDLX

Before you invest, you may want to review the Portfolio's statutory prospectus ("Prospectus"), which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Portfolio's Prospectus and SAI, both dated July 16, 2012, are incorporated by reference into this Summary Prospectus.

Objective

The Global Strategist Portfolio seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of Morgan Stanley Institutional Fund Trust (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $50,000 or more. More information about these and other discounts is available from your financial adviser and in the "Purchasing Class H Shares" section on page 14 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class P	Class H	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	4.75%	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses	0.86%	0.86%	0.86%‡	0.86%‡
Total Annual Portfolio Operating Expenses	1.31%	1.56%	1.56%	2.06%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$133	$415	$718	$1,579
Class P	$159	$493	$850	$1,856
Class H	$626	$944	$1,285	$2,243
Class L	$209	$646	$1,108	$2,390

‡  Other expenses have been estimated for the Portfolio's Class H and Class L shares for the current fiscal year.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 164% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts ("REITs"), rights and warrants to purchase equity securities and limited partnership interests. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

The Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency selection. The Portfolio's allocations will be based upon the Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio's investments may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Portfolio may invest a portion of its assets in below investment grade fixed income securities and repurchase agreements. The Portfolio may also invest in restricted and illiquid securities. The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's principal investment strategies are subject to the following principal risks:

•  Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•  Fixed Income Securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. A portion of the Portfolio's fixed income securities may be rated below investment grade.

•  Lower Rated Fixed-Income Securities ("Junk Bonds"). The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

•  Mortgage Securities. Investments in mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected which may adversely affect the Portfolio's return. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

•  REITs. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Operating REITs requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Portfolio.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  U.S. Government Securities. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•  Liquidity Risk. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	9/30/09	12.23%

Low Quarter	12/31/08	–12.60%

Average Annual Total Returns For Periods Ended
December 31, 2011

	Past One Year	Past Five Years	Past Ten Years
Class I (commenced operations on 12/31/92)
Return before Taxes	3.84%	2.93%	4.64%
Return after Taxes on Distributions	3.27%	2.15%	3.84%
Return after Taxes on Distributions and Sale of Fund Shares	2.49%	2.08%	3.56%
Class P (commenced operations on 11/1/96)
Return before Taxes	3.52%	2.65%	4.37%
Class H*
Return before Taxes	N/A	N/A	N/A
Class L*
Return before Taxes	N/A	N/A	N/A
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[1]	–7.35%	–1.93%	4.24%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[2]	2.11%	–0.25%	2.92%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[3]	7.84%	6.50%	5.78%
60/40 Blended Index (reflects no deduction for fees, expenses or taxes)[4]	4.98%	3.03%	4.55%
Lipper Mixed-Asset Target Allocation Growth Funds Index (reflects no deduction for taxes)[5]	–0.54%	1.32%	4.44%

*  As of December 31, 2011, the Fund had not commenced offering Class H and Class L shares of the Portfolio. The returns for Class H and Class L shares would be lower than the returns for Class I shares of the Portfolio as expenses of Class H and Class L are higher. Return information for the Portfolio's Class H and Class L shares will be shown in future prospectuses offering the Portfolio's Class H and Class L shares after the Portfolio's Class H and Class L shares have a full calendar year of return information to report.

1  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. It is not possible to invest directly in an index. The Portfolio's primary benchmark was changed in July 2012 to the MSCI All Country World Index to more accurately reflect the Portfolio's investible universe.

2  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large-cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

3  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in an index.

4  The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index. It is not possible to invest directly in an index.

5  The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Global Asset Allocation team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Cyril Moullé-Berteaux	Managing Director	August 2011

Mark A. Bavoso	Managing Director	January 2011

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class I, Class P and Class L Shares—Share Class Arrangements," "—Other Purchase Information" and "Purchasing Class H Shares" sections beginning on pages 13, 14 and 14, respectively, of the Prospectus.

Class I, Class P and Class L shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through Morgan Stanley Institutional Fund Trust (the "Fund") by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Purchasing Class I, Class P and Class L Shares" and "Redeeming Shares" sections beginning on pages 13 and 16, respectively, of the Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

IFTGLBSTRATSUM 07/12